Exhibit 10(i)

                              MANAGEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 15th day of March, 2000.

BETWEEN:

     E-BIDD.COM, INC., a company incorporated pursuant to the laws of the State of Minnesota and having it registered and records offices at #800-555 West Georgia Street, Vancouver, B.C. V6B IN5

     (the "Company")

                                                               OF THE FIRST PART

AND:

     Meir Kahtan, of 215 Warren St. Brooklyn, NY 11201

     (the "Manager")

                                                              OF THE SECOND PART

WHEREAS:

A. The Company is listed on NQB and is a fully reporting Company engaged in, inter alia, the Business of interact related activities;

B. The Company has agreed to employ the Manager as administrator and manager of the affairs of the Company on the terms and conditions hereinafter set forth;

C. The Manager has agreed to be employed by the Company upon the terms and conditions hereinafter set forth..

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and mutual covenants and agreement herein contained, the parties hereto covenant and agree each with the other as follows:

1.   SALARY

1.01 The Manager will faithfully, honestly and diligently serve the Company in the capacity of administrator and manager in consideration of which the Company will pay to the Manager the

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sum of $ 5,000  monthly,  or such greater sum as may be approved by the Board of
Directors; of the Company and by regulatory authorities.

1B.  MANAGER'S EXISTING BUSINESS

     The company understands that the Manager has amassed a considerable account base of existing business "Existing Business" serviced through Miller Advertising or Meir Kabtan/Meir Kahtan Public Relations. It is expressly understood by the Company that the Manager's Existing Business remains the possession of Miller Advertising and/or Meir Kabtan/Meir Kahtan Public Relations and the manager is at liberty to service it in the way he deems in the best interests of the Existing Business.

1C.  ANNOUNCEMENT OF MANAGER'S APPOINTMENT

     The  company  understands  the  importance  to the  Manager  that  Existing
Business doesn't deem this Manager appointment as adversely affecting the Manager's ability to service their business. The company therefore agrees to allow the Manager veto rights regarding the precise wording of all releases relating to the Manager in order to accommodate this concern.

2.   DUTIES.AND DEVOTION OF TIME

2.01 It is acknowledged and agreed by the Manager that the work of the Manager is and will be of such a nature that regular hours may be impossible, and there may be occasions in which the Manager will not be required to work a full eight hours per day and/or a full five days per week. It. is also anticipated that there will be certain evenings, weekends and holidays during which the Manager will be required to work, with the exception of the Jewish Sabbath and Holy Days. The Work of the Manager is of a supervisory nature, and accordingly the Manager agrees that the consideration herein set forth will be in full and complete satisfaction for the Manager's work and services no matter how or when performed, and the Manager hereby releases the Company from any claims for overtime pay or compensation whatsoever which the Manager might have by reason of any existing or future legislation or otherwise.

2.02     During the term of this Agreement the Manager shall:

     1. Spearhead opportunities that exist for the Company and its website to receive news coverage in print, electronic and web news outlets.

     2. Pursue new contracts and leads that originate from the E-BIDD website for the Company, to provide advertising content, joint venture business proposal and in house advertising all for revenue generating [internet media] business and overseeing the servicing of the business directly through E- BIDD or through Meir Kahtan Public Relations or Miller Advertising.

     3. Provide ongoing opinion to the Company website, including the pursuit of website content and the layout to facilitate the needs of new and existing advertising clients.

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                                        3

     4. Work with the Company to provide content on the business, creative or stock activities of the Company to existing and new media contacts in addition to providing expert resources that would be tapped by such media for use in their coverage of news stories that have overlapping content.

     5. Pursue existing media contacts and creating new media contacts likely to tap The Company in a range of story subjects that parallel the Company's knowledge of subject [Internet Media] and related subject areas.

     6. Bring, create, redefine subjects that are in the Company's range of expertise and that are also potentially newsworthy, to the attention of reporters, in order to offer the Company principals as experts who can be sourced in stories thereupon.

     7. Consult with the Company on joint ventures; technology applications and activities that potentially constitute relevant news, in order to have the Company face recognition technology reported on.

     8.  Provide  reporting  on  new  business   applications,   joint  ventures
proposals, contracts and public relations activities pursued on behalf of the Company,

     9. Provide strategy support for press conferences and trade shows in which the Company takes part.

2.03 The Manager will, during the term of this Agreement, obtain the consent of the Board of Directors of the Company before becoming a director or senior officer of any company other than the Company or Miller Advertising or Meir Kahtan Public Relations, such consent not to be unreasonably withheld.

2.04 In conducting the Manager's duties under this Agreement, the Manager will report to the Company's Board of Directors and will act consistently with their directives and policies.

3. TERM OF EMPLOYMENT AS MANAGER

3.01 The effective date of this Agreement is March 8, 2000 and the employment of the Manager hereunder will, from such date, continue until terminated in accordance with the terms of this Agreement.

4. REIMBURSEMENT FOR EXPENSES

4.01 The Manager will be reimbursed for all reasonable out-of-pocket expenses incurred










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by the Manager in or about the execution of the Manager's employment ,including, without limiting the generality of the foregoing, all. travel and promotional expenses payable or incurred by the Manager in connection with his duties under this Agreement. All payments or reimbursements will be made immediately upon submission by the Manager of vouchers, bills or receipts for all expenses; provided, however, that all such expenses in excess of $2,500.00 are approved by the Company in writing prior to the Manager incurring same,

5.   INCAPACITY

5.01 In the event that the Manager will at any time during ttle term hereof by reason of illness or mental or physical disability or incapacity be prevented or incapable from performing the Manager's duties hereunder, then the Manager will be entitled to receive the remuneration provided for herein for the period during which such incapacity will continue but not exceeding two (2) successive months and, if such incapacity will continue for a longer period, then the employment of the Manager hereunder will, at the option of the directors of the Company, forthwith terminate, and the Manager will not be entitled to any compensation from the Company in respect of such termination.

6.   INTERRUPTION OF THE COMPANY'S BUSINESS

6.01 If during the term of this Agreement the Company discontinues or interrupts the operations of its business for a period of ninety (90) days, this Agreement will automatically terminate without liability on the part of either of the parties hereto.

7.   TERMINATION OF AGREEMENT

7.01 Notwithstanding any other 'provision herein, it is understood and agreed by and between the parties hereto that the Manager may resign his employment hereunder by giving sixty (60) days written notice of such intention to resign, and the Company may terminate this Agreement in its entirely with or without cause and for any reason whatsoever by the payment to the Manager of two months salary as termination allowance, and the Manager does hereby agree that such termination allowance will be payment in full for any discharge by the Company; provided that the Company will not be liable to pay any further monies, notwithstanding that such termination of employment may be without cause; and
the expression "such further monies" will include, without restriction the generality of the foregoing holidays, holiday pay, Canada Pension Plan contributions and any, and all other monies arising out of the employment by the Company,

8.   VACATION

8.01 The Manager will be entitled to annual holiday (consecutive or otherwise as the Manager sees fit) which will be taken at a time or times, to be arranged in advance with the company so it does not unduly affect the operations of the Company

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9.   ARBITRATION

9.01 Any controversy or claim arising out of or relating to this Agreement or any breach of this Agreement will be finally settled by arbitration in accordance with the laws of the State of Minnesota.

10.  PERSONAL CONTRACT

10.01 This Agreement and all other rights, benefits and privileges herein confirmed will be personal, and accordingly may not be assigned by the Manager.

11.  ADDRESS FOR SERVICE

11.01 The address for service for any notice, consent, acceptance or other document required or permitted hereunder shall be forwarded to the either party to the address set forth on the first page of this Agreement or to such other address as either of the parties hereto will from time to time by notice in writing give to the other party. Any notice mailed by first class prepaid mail will be deemed to have been received three (3) days after the date of mailing; provided, however, that if there should be a postal strike, slow down or other labour dispute which may affect the delivery of such notice through the mail between the time of mailing and the actual receipt of the notice then such notice will be effective only if actually delivered.

12.  ENTIRE AGREEMENT

12.01 This Agreement represents the entire agreement between the parties and supersedes all prior agreements and undentandings, whether written or oral, between the parties. The Manager acknowledges that he was not induced to enter into this Agreement by any representation warranty, promise or other statement except as contained herein.

13.  AMENDMENT

13.01 This Agreement may not be amended or otherwise modified except by an instrument in writing by both parties.

13.02 This Agreement becomes effective upon both parties' signature and upon completion of stock purchase outlined in a separate stock purchase agreement with same parties.

13.03 This Agreement does not preclude the Manager from conducting and participating in the business activities of Meir Kahtan Public Relations or Miller Advertising.











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14.  APPLICABLE LAW

14.01 This Agreement will be construed under and governed by the laws of the State of Minnesota.

15.  ACCEPTANCE OF AGREEMENT

15.01 This Agreement is subject to the approval of the board of directors of the Company and acceptance by all regulatory authorities as may have jurisdiction over the affairs of the Company.

16.  COVENANTS

16.01 Disclosure information. During the Term and thereafter, the Manager shall not, at any time, directly or indirectly, disclose any confidential or proprietary information for any reason or purpose whatsoever to any person, firm, corporation, association or other entity, except in the ordinary course of business of the Company or any subsidiary thereof or to legal and financial advisors who agree in writing to maintain the confidentiality of such confidential or proprietary information on terms substantially similar to those stated here, nor shall the Manager directly or indirectly make use of any such confidential or proprietary information for his own purpose or for the benefit of any person, firm, corporation, association or other entity except the Company or any subsidiary thereof, and the Manager hereby acknowledges that the Company and its subsidiaries would be irreparably damaged if such confidential or proprietary information were disclosed to or utilized on behalf of others in competition in any respect with the Company or any subsidiary thereof for the purposes of this Section 16, the term "confidential or proprietary information" shall mean all information concerning the business, customers or affairs of the Company or any subsidiary thereof, including matters such as trade secrets, research and development activities, books and records, customer lists, suppliers, distribution channels, pricing information, private processes, software, functional specifications, blueprints, know-how, data, improvements, discoveries, designs, inventions, techniques, marketing plans, strategies, forecasts, new products and financial statements as they may exist from time to time, which the Manager may have acquired or obtained by virtue of his relationship with the Company or any subsidiary or affiliate thereof, except for such information which (i) becomes generally available to the public, other than as the result of a disclosure made directly or indirectly by the Manager, (ii) was known to the person, firm, corporation or other entity to which such information was disclosed by the Manager prior to its disclosure directly or indirectly by the Manager, (iii) was previously available to the person, firm, corporation or other entity to which such information was disclosed directly or indirectly by the Manager on a non-confidential basis from a source which was entitled to disclose the same or (iv) if required by law, governmental order or decree to be disclosed by the Manager.

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16.02 Restrictive  Covenant.  During the term of his employment and for one year thereafter, the Manager shall not (i) directly or indirectly engage in, represent in any way, or be connected with, any business or activity (such business or activity being hereinafter called a "Competing Business"), which owns, manages, operates or franchises a business developing, or selling advertising, media services, media and public relations and media exposure on the Internet, whether such engagement shall be as an officer, director, owner, employee, partner, affiliate or other participant in any Competing Business,
(ii) assist others in engaging in any Competing Business in the manner described in the foregoing clause (i), or (iii) induce other employees of the Company to terminate their employment with the Company for the purposes of engaging in any Competing Business; provided, however, that the Manager may own directly or indirectly, solely as a passive investment, securities of any person engaged in a Competing Business, if such securities are listed on any national securities exchange and the Manager is not a controlling person of, or a member of a group which controls, such person and does not, directly or indirectly, own 5% or more of any class of securities of such person.

16.03 Injunctive  Relief.  The Manager  acknowledges that the provisions of this
Section 16 are reasonable and necessary for the protection of the Company and that the Company will be irrevocably damaged if such covenants are not specifically enforced. Accordingly, the Manager agrees that, in addition to any other relief to which the Company may be entitled in the form of actual or punitive damages, the Company shall be entitled to seek and obtain injunctive relief from a court of competent jurisdiction for the purposes of restraining the Manager from any actual or threatened breach of such covenants.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

The Corporate Seal of E-BIDD.COM, INC.            )
was hereunto affixed in the presence of.          )
                                                  )       c/s
   /s/                                            )
---------------------------------------           )
Authorized Signatory                              )


Signed, sealed and delivered by                   )
Meir Kahtan  in the presence of:                  )
                                                  )
   /s/ Meir Kahtan                                )
---------------------------------------           )
Signature                                         )
                                                  )
         Meir Kahtan                              )
---------------------------------------           )
Name (Print)                                      )        /s/ Meir Kahtan
                                                           ---------------------
215 Nowen St, Brooklyn NY 11201                            Meir Kahtan
-------------------------------------
Address

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                                                  )
                                                  )
---------------------                             )
Occupation                                        )

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